Exhibit 99.1

                             FIRST AMENDMENT TO THE
                         5% CONVERTIBLE PROMISSORY NOTE

        THIS FIRST AMENDMENT (the "Amendment") TO THE 5% CONVERTIBLE PROMISSORY NOTE (the "Convertible Note"), dated as of the closing date, July 15, 2003 (the "Closing Date"), is entered into by and between ACCESS WORLDWIDE COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and ____________________________, ("Holder") as of ________________, 2006 (the "Effective Date"). Capitalized terms used and not otherwise defined herein are used as defined in the Convertible Note.

        WHEREAS, the parties hereto entered into the Convertible Note on the Closing Date; and

        WHEREAS, it is the desire of the Company and the Holder to amend that certain Convertible Note as of the Effective Date set forth herein, and in accordance with the terms and conditions contained herein.

        NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        SECTION 1.  AMENDMENTS.
                    -----------

        (a) As of the Effective Date, (a) in paragraph 3, on page 1 of the Convertible Note which states, (a) 39 months from the date of issuance (the "Issuance Date"), shall be deleted and replaced with, (a) October 1, 2009.

        (b) As of the Effective Date, Section 1. Conversion, paragraph (a), line 4 shall be amended by changing $1.00 per share, to $0.50 per share.

        SECTION 2.  MISCELLANEOUS.
                    --------------

        (a) Borrower represents and warrants that as of the Effective Date, all of the representations and warranties set forth herein are true and correct in all material respects and no Default or Event of Default has occurred as of the Effective Date.

        (b) Except as expressly provided herein, the Convertible Note shall continue in full force and effect, and the unamended terms and conditions of the Convertible Note are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction. From and after the date hereof, references to the Convertible Note shall be references to the Convertible Note as amended hereby.

        (c) This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Convertible Note.

        (d) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

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        (e)     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE CONVERTIBLE NOTE. AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CONVERTIBLE NOTE.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates set forth below.

                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.

                                           Signature:  _________________________

                                           Name:       _________________________

                                           Title:      _________________________

                                           Date:       _________________________


                                           HOLDER

                                           Signature:  _________________________

                                           Name:       _________________________

                                           Date:       _________________________